UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):November 1, 2023 (October 30, 2023)

CONX Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-39677	85-2728630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5701 S. Santa Fe Dr.

Littleton, CO 80120
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 472-1542

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	CONXU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	CONX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CONXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 1, 2023, CONX Corp. (the “Company” or “CONX”) entered into a subscription agreement (the “Subscription Agreement”) with Charles W. Ergen, the Company’s founder (the “Subscriber”). Pursuant to the Subscription Agreement, the Subscriber agreed, subject to the closing of the Company’s initial business combination, to purchase, and the Company agreed to issue and sell to the Subscriber, 17,391,300 shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), at an aggregate purchase price of approximately $200 million, or $11.50 per share (the “Transaction”). The closing of the Transaction is contingent upon, and is expected to occur substantially concurrently with, the consummation of the Company’s initial business combination.

In connection with the closing of the Transaction, the Company will file a Certificate of Designation for the Preferred Stock in substantially the form attached as an exhibit to the Subscription Agreement (the “Certificate of Designation”) with the Secretary of State of the State of Nevada setting forth the terms, rights, obligations and preferences of the Preferred Stock. Pursuant to the Certificate of Designation, on the tenth trading day following the date on which the volume-weighted average price for the Company’s common stock over any twenty trading days within any preceding thirty consecutive trading day period is greater than or equal to $11.50, each share of Preferred Stock will mandatorily be converted into shares of the Corporation’s Class A common stock on a one-for-one basis, subject to certain customary adjustments for stock dividends, stock splits and similar corporate actions.

If the Preferred Stock has not earlier been converted, the Company will redeem each Preferred Share after the date that is the fifth anniversary of the closing of the Company’s initial business combination, on not less than 10 nor more than 20 days prior notice, in cash at a price equal to $11.50 per share, subject to certain customary adjustments.

The Preferred Stock will entitle Subscriber to receive dividends equal to and in the same form as dividends actually paid on shares of the Company’s common stock, in each case, on an as-converted basis. The Preferred Stock will not have voting rights.

The foregoing descriptions of the Subscription Agreement and the transactions contemplated thereby do not purport to be complete, and are qualified in their entirety by reference to the full text of such instruments, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, and incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 30, 2023, the Company received a notice from the staff of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company’s securities would be subject to suspension and delisting from The Nasdaq Capital Market at the opening of business on November 8, 2023 due to the Company’s non-compliance with Nasdaq IM-5101-2, which requires that a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of the registration statement for its initial public offering. The Company intends to request a hearing before an independent hearings panel, which request would result in a stay of any suspension or delisting action pending the hearing.

Item 3.02. Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The offering of the securities was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and made in reliance on the Section 4(a)(2) exemption from registration under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
10.1	Subscription Agreement, dated November 1, 2023.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

Forward Looking Statements

This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to our ability to complete our initial business combination, our ability to maintain our listing on the Nasdaq, whether the Preferred Stock will be converted or redeemed for cash and the timing thereof, and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (“SEC”), including “Risk Factors” in the Extension Proxy Statement (as defined below) and in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 1, 2023, and our Quarterly Report on Form 10-Q filed with the SEC on August 9, 2023 and in other reports we file with the SEC. CONX expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in CONX’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Additional Information and Where to Find It

CONX urges stockholders to read the definitive proxy statement filed with the SEC on October 12, 2023 (the “Extension Proxy Statement”), as well as other documents filed by CONX with the SEC IN CONNECTION with THE EXTENSION, because these documents will contain important information about CONX AND the Extension. Stockholders may obtain copies of these documents (when available), without charge, at the SEC’s website at www.sec.gov or by directing a request to: CONX Corp., 5701 S. Santa Fe Dr., Littleton, CO 80120, Attn: Secretary.

Participants in Solicitation

CONX and its directors and executive officers may be deemed to be participants in the solicitation of proxies of CONX stockholders. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of CONX’s directors and officers in the Extension Proxy Statement, which may be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CONX, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONX Corp.

Date: November 1, 2023	By:	/s/ Kyle Jason Kiser
	Name:	Kyle Jason Kiser
	Title:	Chief Executive Officer